NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF

WYOMING

SAMPLE ONLY

NUMBER	SHARES
SAMPLE	

COMMON STOCK
CUSIP 86678L103

1,500,000,000 AUTHORIZED SHARES
PAR VALUE $0.0001

SUN KISSED INDUSTRIES INC

This Certifies that

Is The Record Holder Of

Shares of SUN KISSED INDUSTRIES INC *Common Stock*
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

CORPORATE SEAL * CORPORATE SEAL * CORPORATE SEAL * CORPORATE SEAL
***
SUN KISSED INDUSTRIES INC
WYOMING
***

CHIEF EXECUTIVE OFFICER

Countersigned & Registered

COLONIAL STOCK TRANSFER
Salt Lake City, Utah

By: ____________________
AUTHORIZED SIGNATURE OF TRANSFER AGENT AND REGISTRAR

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act...
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

_____________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_____________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

NOTICE: THE SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. SIGNATURES MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION (COMMERCIAL BANK, TRUST COMPANY, OR A BROKER) PARTICIPATING IN A MEDALLION SIGNATURE GUARANTEE PROGRAM. ALL EXISTING REGISTERED OWNERS MUST SIGN.